UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material pursuant to § 240.14a-12

ALLEGHENY ENERGY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

On March 24, 2010, Allegheny Energy, Inc. and FirstEnergy Corp. issued the attached joint press release announcing the filing by FirstEnergy Corp. of a preliminary registration statement on Form S-4, relating to their previously announced proposed merger.

For Release: March 24, 2010

Contacts for FirstEnergy:	Contacts For Allegheny Energy:
For Media:	For Media:
Ellen Raines	David Neurohr
(330) 384-5808	(724) 838-6020

For Investors:	For Investors:
Ron Seeholzer	Max Kuniansky
(330) 384-5415	(724) 838-6895

FIRSTENERGY AND ALLEGHENY ENERGY ANNOUNCE

FILING OF FORM S-4 WITH THE SEC

AKRON, Ohio and GREENSBURG, Pa. – FirstEnergy Corp. (NYSE: FE) and Allegheny Energy, Inc. (NYSE: AYE) today announced that FirstEnergy has filed with the U.S. Securities and Exchange Commission (SEC) a preliminary Registration Statement on Form S-4 relating to its proposed merger with Allegheny Energy announced on February 11, 2010.

The filing of a preliminary Form S-4 is one of several steps in the merger process that must be completed before obtaining each company’s shareholder approval of the transaction. Following any SEC review of the Registration Statement, FirstEnergy and Allegheny Energy anticipate sending the joint proxy statement/prospectus to their respective shareholders, and setting dates for separate special meetings of shareholders to approve proposals relating to the merger.

The merger is expected to close in the first half of 2011, subject to customary closing conditions, including regulatory approvals, as outlined in the Registration Statement.

The preliminary Form S-4 is available on a new Web site that has been established by FirstEnergy and Allegheny Energy at www.firstenergycorp.com/alleghenymerger and on the SEC’s Web site at www.sec.gov. Shareholders of FirstEnergy and Allegheny Energy are encouraged to read the filing, which contains important information relating to the proposed merger and the companies’ businesses and operations.

Information Concerning Forward-Looking Statements

In addition to historical information, this release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Forward-looking statements relating to the proposed merger include, but are not limited to: statements about the benefits of the proposed merger involving FirstEnergy and Allegheny Energy, including future financial and operating results; FirstEnergy’s and Allegheny Energy’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and other statements relating to the merger that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements. With respect to the proposed merger, these factors include, but are not limited to: risks and uncertainties relating to the ability to obtain the requisite FirstEnergy and Allegheny Energy shareholder approvals; the risk that FirstEnergy or Allegheny Energy may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could reduce the anticipated benefits from the merger or cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the length of time necessary to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; the effect of future regulatory or legislative actions on the companies; and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect. These risks, as well as other risks associated with the merger, are more fully discussed in the preliminary joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 that was filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in FirstEnergy’s and Allegheny Energy’s reports filed with the SEC and available at the SEC’s Web site at www.sec.gov. Forward-looking statements included in this release speak only as of the date of this release. Neither FirstEnergy nor Allegheny Energy undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this release.

Additional Information and Where to Find It

In connection with the proposed merger, FirstEnergy filed with the SEC a Registration Statement on Form S-4 that includes a preliminary joint proxy statement of FirstEnergy and Allegheny Energy and that also constitutes a preliminary prospectus of FirstEnergy. FirstEnergy and Allegheny Energy will mail the definitive joint proxy statement/prospectus to their respective shareholders. FirstEnergy and Allegheny Energy urge investors and shareholders to read the definitive joint proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this proposed transaction, free of charge, at the SEC’s Web site (www.sec.gov). You may also obtain these documents, free of charge, from FirstEnergy’s Web site (www.firstenergycorp.com) under the tab “Investors” and then under the heading “Financial Information” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from Allegheny Energy’s Web site (www.alleghenyenergy.com) under the tab “Investors” and then under the heading “SEC Filings.”

Participants in the Merger Solicitation

FirstEnergy, Allegheny Energy and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from FirstEnergy and Allegheny Energy shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of FirstEnergy and Allegheny Energy shareholders in connection with the proposed merger is set forth in the preliminary joint proxy statement/prospectus contained in the above-referenced Registration Statement. You can find information about FirstEnergy’s executive officers and directors in its definitive proxy statement filed with the SEC on April 1, 2009 and Annual Report on Form 10-K filed with the SEC on February 19, 2010. You can find information about Allegheny Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on March 19, 2010 and Annual Report on Form 10-K filed with the SEC on March 1, 2010. Additional information about FirstEnergy’s executive officers and directors and Allegheny Energy’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4. You can obtain free copies of these documents from FirstEnergy and Allegheny Energy using the contact information above.

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